EXHIBIT 10.1

THIRD AMENDMENT AND THIRD WAIVER

TO REVOLVING CREDIT, TERM LOAN

AND SECURITY AGREEMENT

THIRD AMENDMENT AND THIRD WAIVER, dated as of August 10, 2018 (this "Amendment"), to the Revolving Credit, Term Loan and Security Agreement dated as of March 31, 2017 (as amended, amended and restated, restated, supplemented or otherwise modified from time to time, the "Credit Agreement"), by and among GEE GROUP INC., an Illinois corporation ("Holdings"), SCRIBE SOLUTIONS, INC., a Florida corporation ("Scribe"), AGILE RESOURCES, INC., a Georgia corporation ("Agile"), ACCESS DATA CONSULTING CORPORATION, a Colorado corporation ("Access"), TRIAD PERSONNEL SERVICES, INC., an Illinois corporation ("Triad Personnel"), TRIAD LOGISTICS, INC., an Ohio corporation ("Triad Logistics"), PALADIN CONSULTING, INC., a Texas corporation ("Paladin"), BMCH, INC., an Ohio corporation ("BMCH"), GEE GROUP PORTFOLIO INC., a Delaware corporation and the surviving corporation of the merger of SNI HOLDCO INC., a Delaware corporation, with and into GEE Group Portfolio Inc., a Delaware corporation ("SNI Holdings"), and SNI COMPANIES, a Delaware corporation ("SNI" and together with Holdings, Scribe, Agile, Access, Triad Personnel, Triad Logistics, Paladin, BMCH, SNI Holdings and each other Person joined thereto as a borrower from time to time, collectively, the "Borrowers" and each a "Borrower"), each Subsidiary of Holdings listed as a "Guarantor" on the signature pages thereto (together with each other Person joined thereto as a guarantor from time to time, collectively, the "Guarantors", and each a "Guarantor", and together with the Borrowers, collectively, the "Loan Parties" and each a "Loan Party"), the lenders which now are or which thereafter become a party thereto that make Revolving Advances thereunder (together with their respective successors and assigns, collectively, the "Revolving Lenders" and each a "Revolving Lender"), the lenders which now are or which thereafter become a party thereto that made or acquire an interest in the Term Loans (together with their respective successors and assigns, collectively, the "Term Loan Lenders" and each a "Term Loan Lender", and together with the Revolving Lenders, collectively, the "Lenders" and each a "Lender"), MGG INVESTMENT GROUP LP ("MGG"), as administrative agent for the Lenders (together with its successors and assigns, in such capacity, the "Administrative Agent"), as collateral agent for the Lenders (together with its successors and assigns, in such capacity, the "Collateral Agent"), and as term loan agent for the Lenders (together with its successors and assigns, in such capacity, the "Term Loan Agent" and together with the Administrative Agent and the Collateral Agent, each an "Agent" and, collectively, the "Agents").

WHEREAS, the Borrowers, the Guarantors, the Agents and the Required Lenders wish to modify certain terms and provisions of the Credit Agreement as hereinafter set forth.

NOW THEREFORE, in consideration of the premises and other good and valuable consideration the receipt of which is hereby acknowledged, the parties hereto hereby agree as follows:

1. Definitions. All terms used herein that are defined in the Credit Agreement and not otherwise defined herein shall have the meanings assigned to them in the Credit Agreement.

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2. Amendment. Section 1.2 of the Credit Agreement is hereby amended by amending and restating the definition of “EBITDA” in its entirety as follows:

““EBITDA” shall mean for any period with respect to Holdings and its Subsidiaries on a Consolidated Basis, the sum of (a) net income (or loss) for such period (excluding extraordinary gains and losses), plus (b) all interest expense for such period, plus (c) all charges against income for such period for federal, state and local taxes, plus (d) depreciation expenses for such period, plus (e) amortization expenses for such period, plus (f) Closing Costs (including, for the avoidance of doubt, Closing Costs in connection with the SNI Acquisition) to the extent deducted in calculating net income and to the extent the period in which such Closing Costs are paid is included in the applicable testing period for which EBITDA is being determined, plus (g) any non-cash losses and any non-cash extraordinary and non-recurring charges and expenses, in each case to the extent deducted in determining net income for such period and are factually supportable by documentation reasonably satisfactory to the Agents, plus (h) fees and expenses attributable to any Permitted Acquisition that are factually supportable by documentation reasonably satisfactory to the Agents and in any event not to exceed $500,000 in any fiscal year, plus (i) integration and restructuring costs and expenses related to any Permitted Acquisition that are factually supportable by documentation reasonably satisfactory to the Agents and in any event not to exceed $500,000 in any fiscal year, plus (j) non-cash compensation expenses arising from the issuance of Equity Interests, options to purchase Equity Interests and Equity Interest appreciation rights, plus (k) expenses related to severance, relocation and recruitment of senior level employees to the extent such expenses are factually supportable by documentation reasonably satisfactory to the Agents and in any event not to exceed $250,000 in any fiscal year, plus (l) the amount of any cost savings realized by the Loan Parties as a result of office closures, office consolidations and employee head-count reductions that are factually supportable by documentation reasonably satisfactory to the Agents and in any event not to exceed $4,000,000 in any trailing twelve month period of Holdings and its Subsidiaries ending at the end of a fiscal quarter plus (m) other non-cash extraordinary and non-recurring charges and expenses as may be agreed to in advance by the Agents in their Permitted Discretion minus (n) any federal, state, local and foreign income tax credits to the extent added in determining net income for such period, minus (o) any non-cash gains for such period to the extent added in determining net income for such period, minus (p) any Receivable that is unpaid more than one hundred twenty (120) days after the original invoice date to the extent included in revenue in determining net income for such period and for which no corresponding reserve has been established.”

3. Waiver.

(a) Pursuant to the request by the Loan Parties, but subject to satisfaction of the conditions set forth in Section 5 hereof, and in reliance upon (A) the representations and warranties of Loan Parties set forth herein and in the Credit Agreement and (B) the agreements of the Loan Parties set forth herein, the Agents and the Required Lenders hereby waive any Defaults and Events of Default under the Credit Agreement that have solely arisen or would otherwise solely arise under Section 10.5(i) of the Credit Agreement solely by reason of the Loan Parties failing to comply with the financial covenants in Section 6.5 of the Credit Agreement for the period ending June 30, 2018.

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(b) The waiver in this Section 3 shall be effective only in this specific instance and for the specific purpose set forth herein and does not allow for any other or further departure from the terms and conditions of the Credit Agreement or any Other Document, which terms and conditions shall continue in full force and effect.

4. Representations and Warranties. Each Loan Party hereby represents and warrants to the Agents and the Lenders as follows:

(a) Representations and Warranties; No Event of Default. The representations and warranties herein, in the Credit Agreement and in each Other Document, certificate or other writing delivered by or on behalf of the Loan Parties to any Agent or any Lender pursuant to the Credit Agreement or any Other Document on or prior to the Amendment Effective Date are true and correct in all material respects (except that such materiality qualifier shall not be applied to any representations or warranties that already are qualified or modified as to "materiality" or "Material Adverse Effect" in the text thereof, which representations and warranties shall be true and correct in all respects subject to such qualification) on and as of the Amendment Effective Date as though made on and as of such date (unless such representations or warranties are stated to relate to an earlier date, in which case such representations and warranties shall be true and correct in all material respects (except that such materiality qualifier shall not be applied to any representations or warranties that already are qualified or modified as to "materiality" or "Material Adverse Effect" in the text thereof, which representations and warranties shall be true and correct in all respects subject to such qualification) on and as of such earlier date), and no Default or Event of Default has occurred and is continuing as of the Amendment Effective Date or would result from this Amendment becoming effective in accordance with its terms.

(b) Organization, Good Standing, Etc. Each Loan Party (i) is a corporation, limited liability company or limited partnership duly organized, validly existing and in good standing under the laws of the state or jurisdiction of its organization, (ii) has all requisite power and authority to conduct its business as now conducted and as presently contemplated and to execute this Amendment and deliver each Other Document to which it is a party, and to consummate the transactions contemplated hereby and by the Credit Agreement, and (iii) is duly qualified to do business and is in good standing in each jurisdiction in which the character of the properties owned or leased by it or in which the transaction of its business makes such qualification necessary, except (solely for the purposes of this subclause (iii)) where the failure to be so qualified and in good standing could reasonably be expected to have a Material Adverse Effect.

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(c) Authorization; Etc. The execution, delivery and performance of this Amendment by the Loan Parties, and the performance of the Credit Agreement, (i) have been duly authorized by all necessary action, (ii) do not and will not contravene (A) any of its Organizational Documents, (B) any material law or regulation, or any judgment, order or decree of any Governmental Body or (C) any Material Contract binding on or otherwise affecting it or any of its properties, (iii) do not and will not result in or require the creation of any Lien (other than pursuant to any Other Document) upon or with respect to any of its properties, and (iv) do not and will not result in any default, noncompliance, suspension, revocation, impairment, forfeiture or nonrenewal of any permit, license, authorization or approval applicable to its operations or any of its properties, except, in the case of clause (iv), to the extent where such contravention, default, noncompliance, suspension, revocation, impairment, forfeiture or nonrenewal could not reasonably be expected to have a Material Adverse Effect.

(d) Governmental Approvals. No authorization or approval or other action by, and no notice to or filing with, any Governmental Body is required in connection with the due execution, delivery and performance by any Loan Party of this Amendment or any Other Document to which it is or will be a party.

5. Conditions to Effectiveness. This Amendment shall become effective only upon satisfaction in full, in a manner reasonably satisfactory to the Agents, of the following conditions precedent (the first date upon which all such conditions shall have been satisfied or waived being herein called the "Amendment Effective Date"):

(a) The Agents shall have received this Amendment, duly executed by the Loan Parties, each Agent and the Required Lenders.

(b) The representations and warranties contained in this Amendment and in the Credit Agreement and in each Other Document shall be true and correct in all material respects (except that such materiality qualifier shall not be applied to any representations or warranties that already are qualified or modified as to "materiality" or "Material Adverse Effect" in the text thereof, which representations and warranties shall be true and correct in all respects subject to such qualification) on and as of the Amendment Effective Date as though made on and as of such date (unless such representations or warranties are stated to relate to an earlier date, in which case such representations and warranties shall be true and correct in all material respects (except that such materiality qualifier shall not be applied to any representations or warranties that already are qualified or modified as to "materiality" or "Material Adverse Effect" in the text thereof, which representations and warranties shall be true and correct in all respects subject to such qualification) on and as of such earlier date).

(c) Except as expressly waived herein, no Default or Event of Default shall have occurred and be continuing on the Amendment Effective Date or result from this Amendment becoming effective in accordance with its terms.

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6. Continued Effectiveness of the Credit Agreement and Other Documents. Each Loan Party hereby (i) acknowledges and consents to this Amendment, (ii) confirms and agrees that the Credit Agreement and each Other Document to which it is a party is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects except that on and after the Amendment Effective Date all references in any such Other Document to "the Credit Agreement", the "Agreement", "thereto", "thereof", "thereunder" or words of like import referring to the Credit Agreement shall mean the Credit Agreement as amended or modified by this Amendment, and (iii) confirms and agrees that to the extent that any such Other Document purports to assign or pledge to the Collateral Agent for the benefit of the Agents and the Lenders, or to grant to the Collateral Agent for the benefit of the Agents and the Lenders a security interest in or Lien on, any Collateral as security for the Obligations of the Loan Parties from time to time existing in respect of the Credit Agreement (as amended hereby) and the Other Documents, such pledge, assignment and/or grant of the security interest or Lien is hereby ratified and confirmed in all respects. This Amendment does not and shall not affect any of the obligations of the Loan Parties, other than as expressly provided herein, including, without limitation, the Loan Parties' obligations to repay the Loans in accordance with the terms of Credit Agreement, or the obligations of the Loan Parties under any Other Document to which they are a party, all of which obligations shall remain in full force and effect. Except as expressly provided herein, the execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Agents or any Lender under the Credit Agreement or any Other Document, nor constitute a waiver of any provision of the Credit Agreement or any Other Document.

7. Release. Each Loan Party hereby acknowledges and agrees that: (a) neither it nor any of its Affiliates has any claim or cause of action against any Agent or any Lender (or any of their respective Affiliates, officers, directors, employees, attorneys, consultants or agents) under the Credit Agreement and the Other Documents and (b) each Agent and each Lender has heretofore properly performed and satisfied in a timely manner all of its obligations to such Loan Party and its Affiliates under the Credit Agreement and the Other Documents. Notwithstanding the foregoing, the Agents and the Lenders wish (and each Loan Party agrees) to eliminate any possibility that any past conditions, acts, omissions, events or circumstances would impair or otherwise adversely affect any of the Agents' and the Lenders' rights, interests, security and/or remedies under the Credit Agreement and the Other Documents. Accordingly, for and in consideration of the agreements contained in this Amendment and other good and valuable consideration, each Loan Party (for itself and its Affiliates and the successors, assigns, heirs and representatives of each of the foregoing) (collectively, the "Releasors") does hereby fully, finally, unconditionally and irrevocably release and forever discharge each Agent, each Lender and each of their respective Affiliates, officers, directors, employees, attorneys, consultants and agents (collectively, the "Released Parties") from any and all debts, claims, obligations, damages, costs, attorneys' fees, suits, demands, liabilities, actions, proceedings and causes of action, in each case, whether known or unknown, contingent or fixed, direct or indirect, and of whatever nature or description, and whether in law or in equity, under contract, tort, statute or otherwise, which any Releasor has heretofore had or now or hereafter can, shall or may have against any Released Party by reason of any act, omission or thing whatsoever done or omitted to be done on or prior to the Amendment Effective Date and arising out of, connected with or related in any way to this Amendment, the Credit Agreement or any Other Document, or any act, event or transaction related or attendant thereto, or the agreements of any Agent or any Lender contained therein, or the possession, use, operation or control of any of the assets of each Loan Party, or the making of any Loans, or the management of such Loans or the Collateral, in each case, on or prior to the Amendment Effective Date.

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As to each and every claim released hereunder, each Loan Party hereby represents that it has received the advice of legal counsel with regard to the releases contained herein, and having been so advised, specifically waives the benefit of each provision of applicable federal or state law (including without limitation the laws of the state of New York), if any, pertaining to general releases after having been advised by its legal counsel with respect thereto.

As to each and every claim released hereunder, each Loan Party also waives the benefit of each other similar provision of applicable federal or state law (including without limitation the laws of the state of New York), if any, pertaining to general releases after having been advised by its legal counsel with respect thereto.

Each Loan Party acknowledges that it may hereafter discover facts different from or in addition to those now known or believed to be true with respect to such claims, demands, or causes of action and agrees that this instrument shall be and remain effective in all respects notwithstanding any such differences or additional facts. Each Loan Party understands, acknowledges and agrees that the release set forth above may be pleaded as a full and complete defense and may be used as a basis for an injunction against any action, suit or other proceeding which may be instituted, prosecuted or attempted in breach of the provisions of such release.

Each Loan Party, for itself and on behalf of its successors, assigns, and officers, directors, employees, agents and attorneys, and any Person acting for or on behalf of, or claiming through it, hereby absolutely, unconditionally and irrevocably, covenants and agrees with and in favor of the Released Parties above that it will not sue (at law, in equity, in any regulatory proceeding or otherwise) the Released Parties on the basis of any claim released, remised and discharged by such Person pursuant to this Section 7. Each Loan Party further agrees that it shall not dispute the validity or enforceability of the Credit Agreement or any of the Other Documents or any of its obligations thereunder, or the validity, priority, enforceability or the extent of Collateral Agent's Lien on any item of Collateral under the Credit Agreement or the Other Documents. If any Loan Party or any of its respective successors, assigns, or officers, directors, employees, agents and attorneys, or any Person acting for or on behalf of, or claiming through it violate the foregoing covenant, such Person, for itself and its successors, assigns and legal representatives, agrees to pay, in addition to such other damages as the Released Parties may sustain as a result of such violation, all reasonable attorneys' fees and costs incurred by the Released Parties as a result of such violation.

8. Miscellaneous.

(a) This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which shall be deemed to be an original but all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of this Amendment by facsimile or electronic mail shall be equally effective as delivery of an original executed counterpart of this Amendment.

(b) Section and paragraph headings herein are included for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

(c) This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

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(d) Each Loan Party hereby acknowledges and agrees that this Amendment constitutes a "Other Document" under the Credit Agreement. Accordingly, it shall be an Event of Default under the Credit Agreement if (i) any representation or warranty made by a Loan Party under or in connection with this Amendment shall have been untrue, false or misleading in any material respect when made, or (ii) any Loan Party shall fail to perform or observe any term, covenant or agreement contained in this Amendment.

(e) Any provision of this Amendment that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining portions hereof or affecting the validity or enforceability of such provision in any other jurisdiction.

(f) The Borrowers will pay on demand all reasonable fees, costs and expenses of the Agents and the Lenders party to this Amendment in connection with the preparation, execution and delivery of this Amendment or otherwise payable under the Credit Agreement, including, without limitation, reasonable fees, disbursements and other charges of counsel to the Agents and the Lenders party to this Amendment.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered as of the date set forth on the first page hereof.

BORROWERS: GEE GROUP INC.

By:
Name	Kim Thorpe
Title:	Senior VP, CFO

SCRIBE SOLUTIONS INC.

By:
Name:	Kim Thorpe
Title:	Senior VP, CFO

AGILE RESOURCES, INC.

By:
Name:	Kim Thorpe
Title:	Senior VP, CFO

ACCESS DATA CONSULTING CORPORATION

By:
Name:	Kim Thorpe
Title:	Senior VP, CFO

TRIAD PERSONNEL SERVICES, INC.

By:
Name:	Kim Thorpe
Title:	Senior VP, CFO

TRIAD LOGISTICS, INC.

By:
Name:	Kim Thorpe
Title:	Senior VP, CFO

PALADIN CONSULTING, INC.

By:
Name:	Kim Thorpe
Title:	Senior VP, CFO

BMCH, INC.

By:
Name:	Kim Thorpe
Title:	Senior VP, CFO

GEE GROUP PORTFOLIO INC.

By:
Name:	Kim Thorpe
Title:	Senior VP, CFO

SNI COMPANIES

By:
Name:	Kim Thorpe
Title:	Senior VP, CFO

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AGENTS: MGG INVESTMENT GROUP LP, as Administrative Agent, Collateral Agent and Term Loan Agent

By:
Name:
Title:

LENDERS:

MGG FUNDING II, LLC, as Lender

By:	MGG Investment Group GP LLC

By:
Name:
Title:

MGG SF DRAWDOWN UNLEVERED FUND LP, as Lender

By:	MGG Investment Group GP LLC

By:
Name:
Title:

MGG SF EVERGREEN UNLEVERED FUND LP, as Lender

By:	MGG Investment Group GP LLC

By:
Name:
Title:

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MGG CANADA FUND LP, as Lender

By:	MGG Investment Group GP LLC

By:
Name:
Title:

MGG OFFSHORE FUNDING I, LLC, as Lender

By:	MGG Investment Group GP LLC

By:
Name:
Title:

MGG SPECIALTY FINANCE FUND LP, as Lender

By:	MGG Investment Group GP LLC

By:
Name:
Title:

MGG SF EVERGREEN MASTER FUND (CAYMAN) LP, as Lender

By:	MGG Investment Group GP LLC

By:
Name:
Title:

MGG SF DRAWDOWN MASTER FUND (CAYMAN) LP, as Lender

By:	MGG Investment Group GP II LLC

By:

Name:
Title:

MGG SF DRAWDOWN MASTER FUND (CAYMAN) LP, as Lender

By:	MGG Investment Group GP II LLC

By:
Name:
Title:

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